Nature Of Operations	12 Months Ended
Dec. 31, 2017
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Nature of Operations

NOTE 1—NATURE OF OPERATIONS

UroGen Pharma Ltd. is an Israeli company incorporated in April 2004 (“UPL”).

UroGen Pharma Inc., a subsidiary of UPL, was incorporated in Delaware in October 2015 and began operating in February 2016 (“UPI”).

UPL and UPI (together the “Company”) is a clinical stage biopharmaceutical company focused on developing novel therapies designed to change the standard of care for urological pathologies.

In August 2015 the Company entered into an agreement with Allergen Pharmaceuticals International Limited (“Allergen”), a wholly owned subsidiary of Allergan plc, pursuant to which the Company undertook to supply its gel product and supporting services to Allergan for consideration of $750, to allow Allergan to conduct certain scientific investigations aimed at testing utility of the Company’s gel product for the delivery of a certain proprietary product of Allergan. Further, the Company granted Allergan a time limited option to negotiate an exclusive, worldwide right to research, develop, make and have made, use, sell, offer to sell and import the Company’s product in combination with Allergan’s product.

Pursuant to the terms of the agreement from 2015, on October 7, 2016, the Company entered into an exclusive license agreement with Allergan to license worldwide rights to some of its products indicated for use with neurotoxins. As stipulated in the agreement, Allergan paid a non-refundable upfront fee of $17.5 million in accordance with the terms of the license agreement. Allergan shall pay the Company additional milestone payments of up to $207.5 million and tiered royalty payments as a percentage of net sales of the licensed product all as stated in the agreement.

As described in Note 8a, in April 2017, the Company’s board of directors and shareholders approved an aggregate 3.2-for-1 share split of the Company’s ordinary, Preferred A and Preferred A-1 shares. All of the share and per share amounts reflected in these financial statements and the notes thereto have been adjusted, on a retroactive basis, to reflect this share split.

In May 2017, the Company raised $60.8 million, net of issuance costs and underwriting discounts, in an Initial Public Offering ("IPO") on the Nasdaq Stock Market (“Nasdaq”) (see Note 8a).

During July 2017, the Company earned a milestone payment of $7.5 million resulting from Allergan’s submission of an Investigational New Drug (“IND”) application for the Company’s RTGel in combination with Allergan’s BOTOX for the treatment of overactive bladder to the U.S. Food and Drug Administration (“FDA”). The Company received the milestone payment in August 2017.

In January 2018, the Company completed a secondary public offering on the Nasdaq Stock Market in consideration for approximately $64 million net of issuance costs. Also, see Note 12.

As of the date of issuance of the consolidated financial statements, the Company has the ability to fund its planned operations for at least the next 12 months. However, the Company’s product candidates may never achieve commercialization and it will continue to incur losses for the foreseeable future. Therefore, in order to fund the Company’s research and development expenses, general and administrative expenses and capital expenditures until such time that the Company can generate substantial revenues, the Company may need to raise additional funds.